UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 29, 2004


                              FNB CORPORATION
           (Exact name of registrant as specified in its charter)


   Virginia
(State or other
jurisdiction of           000-24141                54-1791618
incorporation or         (Commission            (I.R.S. Employer
organization)            File Number)           Identification No.)


                            105 Arbor Drive
                      Christiansburg, Virginia 24073
        (Address of principal executive offices including zip code)


                             540-382-4951
          (Registrant's telephone number, including area code)


     (Former name or former address, if changed since last report)
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Item 7.     Financial Statements and Exhibits.

      Exhibit
      99.1   FNB Corporation press release dated April 29, 2004

Item 12.    Results of Operations and Financial Condition.

     On April 29, 2004, FNB Corporation issued a press release commenting on first quarter 2004 performance, appointment of Dr. Raymond D. Smoot Jr. as a director, and approval by the Board of Directors of a second quarter 2004 cash dividend. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FNB CORPORATION
                                                  Registrant


                                                /s/Christine L. Lewis
                                                Christine L. Lewis
                                                Administrative Officer and
                                                Corporate Secretary

Date:  April 29, 2004

                               EXHIBIT INDEX


Exhibit

 99.1        FNB Corporation press release dated April 29, 2004